Contingent liabilities (Details Narrative)	6 Months Ended
Jun. 30, 2025
Notes and other explanatory information [abstract]
Contingent liability description	In the event the Company is unsuccessful in its dispute the amount due to the vendor is approximately $1.16 million, of which $0.82 million would be payable in cash and the remainder amount in warrants exercisable for our ADSs.